FIRST AMENDMENT

TO

AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of September 8, 2023 among EXCELERATE ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), EXCELERATE ENERGY, INC., a Delaware corporation (“Parent”), the Guarantors (as defined in the Credit Agreement), WELLS FARGO BANK, N.A., as the Administrative Agent (the “Administrative Agent”), and the undersigned Lenders (as defined below, which Lenders constitute all the Lenders under the Credit Agreement as of the date hereof). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the “Lenders”) are parties to that certain Amended and Restated Senior Secured Credit Agreement dated as of March 17, 2023 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower;

WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, to amend the Credit Agreement as set forth herein;

WHEREAS, (a) Wells Fargo Bank, N.A. and the Borrower desire to modify the Letter of Credit Commitment of Wells Fargo Bank, N.A. as set forth in Annex II attached hereto and (b) each of DNB Bank ASA, New York Branch and Morgan Stanley Bank, N.A. have agreed to be Issuing Banks under the Credit Agreement with the Letter of Credit Commitment set forth in Annex II attached hereto; and

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed as hereinafter set forth:

SECTION 1. Amendments to Credit Agreement.

1.1 Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) By inserting the following defined term in the appropriate alphabetical order:

“First Amendment” means the First Amendment to Amended and Restated Senior Secured Credit Agreement dated as of September 8, 2023, among the Borrower, Parent, the Administrative Agent and the Lenders and Issuing Banks party thereto.

“First Amendment Effective Date” means September 8, 2023.

“Permitted Pari Passu Commodity Obligations” means Obligations with respect to one or more trades entered into under any Specified Swap Agreements that satisfy the following conditions: (i) such Specified Swap Agreements are established for the purpose of hedging or mitigating commodity price risk or commodity basis risk; (ii) at the time any trade is entered into under any such Specified Swap Agreement , the sum total of the product of (x) the net aggregate notional amount of commodity volumes of all such trades under all such Specified Swap Agreements established to be secured on a first-priority pari passu basis with the Loans (and not junior to the Loans in the “waterfall” provisions of Section 7.3), multiplied by (y) the then-current price of each applicable commodity, does not exceed $200,000,000; and (iii) each such trade under such Specified Swap Agreements has a maximum tenor of six (6) months.

“Permitted Pari Passu FX Obligations” means Obligations with respect to one or more trades entered into under any Specified Swap Agreements that satisfy the following conditions: (i) such Specified Swap Agreements are established for the purpose of hedging or mitigating foreign currency exchange risk versus Dollars; (ii) at the time any trade is entered into under any such Specified Swap Agreement , the net aggregate notional amount of Dollars traded under all such Specified Swap Agreements established to be secured on a first-priority pari passu basis with the Loans (and not junior to the Loans in the “waterfall” provisions of Section 7.3) does not exceed $150,000,000; and (iii) each such trade under such Specified Swap Agreements has a maximum tenor of six (6) months.

“Secured Other LC Provider” means any Lender or an Affiliate of a Lender that is the issuing bank with respect to any Other Letter of Credit issued pursuant to Section 6.1(o), and that, in each case, at or prior to the time it issued such Other Letter of Credit or established a facility providing for the issuance of such Other Letter of Credit delivers to the Administrative Agent a letter agreement in substantially the form of Exhibit I attached hereto or otherwise in form and substance reasonably satisfactory to and accepted by the Administrative Agent (x) establishing one or more letters of credit as Secured Other Letters of Credit, (y) appointing the Administrative Agent as its agent under the applicable Loan Documents with respect to the Liens and guarantees provided under the Loan Documents as credit support for Secured Other Letters of Credit Obligations, and (z) agreeing to be bound by Section 7.3, Article VIII and Sections 9.3, 9.9 and 9.10 as if such Secured Other Letters of Credit were Letters of Credit issued pursuant to this Agreement; provided that so long as Wells Fargo or one of its Affiliates is the Administrative Agent, (i) Wells Fargo and each of its Affiliates that is party to any Secured Other Letters of Credit shall be a Secured Other LC Provider and (ii) neither Wells Fargo nor any such Affiliate shall be required to provide any letter agreement described above; provided further that if such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be, such Person shall remain a Secured Other LC Provider for three-hundred sixty-five (365) days after such time (and after the expiration of such three-hundred sixty-five (365) day period, such Person shall no longer be a Secured Other LC Provider for purposes of this Agreement).

“Secured Other Letters of Credit” means, at any time of determination, any outstanding Other Letters of Credit issued by Secured Other LC Providers.

“Secured Other Letters of Credit Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, Parent, the General Partner, the Borrower or any other Loan Party arising under any Other Letters of Credit or any related definitive documentation or application associated with any Other Letters of Credit issued by a Secured Other LC Provider in accordance with this Agreement.

“Specified Interest Swap Obligations” means all Specified Swap Agreement Obligations under any interest rate Swap Agreement entered into by any Loan Party for purposes of hedging interest rate exposure with respect to the Obligations under this Agreement, in each case so long as each such agreement continues to constitute a Specified Swap Agreement.

“Specified Pari Passu Swap Obligations” means Obligations under any Specified Swap Agreements that are either Permitted Pari Passu Commodity Obligations or Permitted Pari Passu FX Obligations.

“Termination Date” means the date on which each of the following has occurred: (a) the Commitments have expired or terminated, (b) the principal of and interest on each Loan and all fees payable under the Credit Agreement and all other amounts payable under the Loan Documents, in each case, have been paid in full in cash (other than any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time and other provisions under the Loan Documents that by their terms expressly survive payment of the Secured Obligations and termination of the Loan Documents), (c) all Letters of Credit have expired or terminated, in each case, without any pending draw (or arrangements otherwise reasonably satisfactory to the applicable Issuing Bank in respect thereof have been made), and all LC Disbursements shall have been reimbursed, (d) all Other Letters of Credit issued by Secured Other LC Providers have expired or terminated, in each case, without any pending draw (or arrangements otherwise reasonably satisfactory to the applicable Secured Other LC Provider in respect thereof have been made), and all issuing bank disbursements under such Other Letters of Credit shall have been reimbursed, and (e) with respect to any Specified Swap Agreements, either (i) such Specified Swap Agreements have expired or terminated and all related Specified Swap Agreement Obligations shall have been paid in full in cash, or (ii) novation of or other arrangements satisfactory to the applicable holder of Specified Swap Agreement Obligations shall have occurred with respect to such Specified Swap Agreements.

(b) By amending and restating the following definitions in their respective entireties to read in full as follows:

“Issuing Bank” means Wells Fargo, Sumitomo Mitsui Banking Corporation, Barclays Bank PLC, Credit Agricole Corporate and Investment Bank, Morgan Stanley Bank, N.A., DNB Bank ASA, New York Branch, First Financial and any other Lender that agrees to act as an Issuing Bank (in each case, through itself or through one of its designated affiliates or branch offices), each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.6(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto.

“Letter of Credit Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The amount of each Issuing Bank’s Letter of Credit Commitment as of the First Amendment Effective Date is set forth on Annex II (after giving effect to the First Amendment), or if an Issuing Bank has entered into an Assignment and Assumption or has otherwise assumed or provided a Letter of Credit Commitment after the First Amendment Effective Date, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of an Issuing Bank may be modified from time to time by agreement between such Issuing Bank and the Borrower, and notified to the Administrative Agent.

“Loan Documents” means this Agreement, including schedules and exhibits hereto, the First Amendment, any Note issued hereunder, each Fee Letter, the Collateral Documents and any other agreements entered into in connection herewith by the Borrower or any Loan Party with or in favor of the Administrative Agent and/or the Lenders, including any amendments, modifications or supplements thereto or waivers thereof, letter of credit applications and any agreements between the Borrower and an Issuing Bank regarding the issuance by such Issuing Bank of Letters of Credit (including Rolled Letters of Credit) hereunder and/or the respective rights and obligations between the Borrower and such Issuing Bank in connection thereunder and any other documents prepared in connection with the other Loan Documents, if any.

“Specified Cash Management Agreement” means (a) with respect to Specified Cash Management Obligations under clause (a) of the definition thereof, any agreement providing for treasury, depositary, purchasing card, credit card or other cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions, between (i) a Loan Party, on the one hand, and (ii) any Specified Cash Management Provider, on the other hand, and (b) with respect to Specified Cash Management Obligations under clause (b) of the definition thereof, any Other Letters of Credit and any related definitive documentation or applications associated with any Other Letters of Credit issued by a Secured Other LC Provider in accordance with this Agreement.

“Specified Cash Management Obligations” means (a) any and all obligations of any Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any and all Specified Cash Management Agreements, and (b) Secured Other Letters of Credit Obligations.

“Specified Cash Management Provider” means (a) with respect to Specified Cash Management Obligations under clause (a) of the definition thereof, any Person that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Person enters into such agreement or transaction (regardless of whether such Person subsequently ceases to be the Administrative Agent or a Lender or an

Affiliate of the Administrative Agent or a Lender), and (b) with respect to Specified Cash Management Obligations under clause (b) of the definition thereof, any Secured Other LC Provider.

“Specified Currency” means each of the following currencies: Australian Dollars, Canadian Dollars, Euros, Japanese Yen, New Zealand Dollars, Norwegian Kroner, Pound Sterling, Swedish Kronor, Swiss Francs, UAE Dirhams, Bangladeshi Takas, Brazilian Real, Philippine Pesos, Singapore Dollars, South African Rands and any other major currency as may be requested by the Company and agreed to by the Administrative Agent and each applicable Issuing Bank in its sole discretion, provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into Dollars; provided, further, that (v) neither Bangladeshi Takas nor Brazilian Real shall be a “Specified Currency” as to Wells Fargo in its capacity as an Issuing Bank, (w) none of Bangladeshi Takas, Brazilian Real, Philippine Pesos and UAE Dirhams shall be a “Specified Currency” as to Barclays Bank PLC in its capacity as an Issuing Bank, in each case, unless expressly consented to in writing by the applicable Issuing Bank after the date hereof in its sole discretion, (x) neither of Bangladeshi Takas nor Philippine Pesos shall be a “Specified Currency” as to DNB Bank ASA, New York Branch, in its capacity as an Issuing Bank, (y) none of UAE Dirhams, Bangladeshi Takas, Brazilian Real, Philippine Pesos and South African Rands shall be a “Specified Currency” as to Morgan Stanley Bank, N.A. in its capacity as an Issuing Bank, and (z) with respect to Issuing Banks that become Issuing Banks after the date hereof, the Borrower and such Issuing Bank may agree to exclude certain currencies from the “Specified Currencies” applicable to such Issuing Bank.

“Spot Rate” means, subject to Section 9.22, for a Currency, (a) except with respect to clauses (d), (e) and (f) of Section 9.22, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such Currency with another currency at a time selected by the Administrative Agent in accordance with the procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent and (b) with respect to clauses (d), (e) and (f) of Section 9.22, the exchange rate provided by the publication used by the Borrower or the Parent in the ordinary course of business in connection with its financial reporting in accordance with GAAP.

c)
By deleting the definition of Calculation Date in its entirety.
d)
By amending the definition of Disqualified Capital Stock to replace the text “expiration or termination of the Commitments and the payment in full in cash of all Obligations (other than any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time) and the expiration or termination of all Letters of Credit, in each case, without any pending draw (or arrangements otherwise reasonably satisfactory to the applicable Issuing Bank in respect thereof have been made), and the reimbursement of all LC Disbursements” with the text “Termination Date”.

1.2 The definition of Revolving Commitment and Sections 2.1(a) and 2.6(b) of the Credit Agreement are each hereby amended by deleting each reference to “in respect of the Backstop Letters of Credit” contained therein and replacing each such reference with the phrase “in respect of its Letter of Credit Commitment”.

1.3 Section 2.6(j) of the Credit Agreement is hereby amended by:

(a) amending and restating Section 2.6(j) therein to read in full as follows:

(j) Cash Collateralization.

(i) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Revolving Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account or accounts with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “Collateral Account”), an amount in cash equal to 105% of the LC Exposure as of such date plusany accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.1(h) or (i). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or Section 2.6(c), if any LC Exposure remains outstanding after the expiration date specified in said Section 2.6(c), but without duplication of amounts deposited pursuant to the foregoing, the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to 105% of such LC Exposure as of such date plusany accrued and unpaid interest thereon. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within two (2) Business Days after all Events of Default have been cured or waived.

(ii) In the event and on each occasion that the total LC Exposure exceeds 105% of the total Letter of Credit Commitments solely as a result of any revaluation of the Dollar Equivalent of Letters of Credit or the LC Exposure on any Revaluation Date in accordance with Section 9.22, the Borrower shall deposit cash collateral in an account with the Administrative Agent in accordance with Section 2.6(j)(i) in an aggregate Dollar Equivalent amount equal to such excess; provided that the Borrower shall be obligated from time to time upon demand by the Administrative Agent to deposit additional amounts into said account in cash in dollars as necessary to maintain an amount on deposit equal to such excess (as determined at any time). If the Borrower is required to provide an amount of cash collateral pursuant to this Section 2.6(j)(ii), such amount (to the extent not applied as set forth in Section 2.6(j)(iii)) shall be returned to the Borrower to the extent that, after giving effect to such return, the total LC Exposure would not exceed the aggregate Letter of Credit Commitments and no Default shall have occurred and be continuing.

(iii) The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account and the Borrower hereby grants the Administrative Agent a security interest in the Collateral Account and all money or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Revolving Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations.

(b) adding a new Section 2.6(m) at the end of such section to read in full as follows:

(m) Reporting of Letter of Credit Information. At any time that there is an Issuing Bank that is not also the financial institution acting as Administrative Agent, then (a) no later than the fifth Business Day following the last day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Bank (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Bank) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including any reimbursement, cash collateral, or termination in respect of Letters of Credit issued by such Issuing Bank) with respect to each Letter of Credit issued by such Issuing Bank that is outstanding hereunder. In addition, each Issuing Bank shall provide notice to the Administrative Agent of its Letter of Credit Commitment, or any change thereto, promptly upon it becoming an Issuing Bank or making any change to its Letter of Credit Commitment. No failure on the part of any Issuing Bank to provide such information pursuant to this Section 2.6(m) shall limit the obligations of the Borrower or any Revolving Lender hereunder with respect to its reimbursement and participation obligations hereunder.

1.4 The introductory paragraphs of Articles V and Section 5.15 of the Credit Agreement are each hereby amended by replacing the text “Commitments have expired or been terminated and the Obligations shall have been paid in full in cash (other than any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time) and all Letters of Credit shall have expired or terminated, in each case, without any pending draw (or arrangements otherwise reasonably satisfactory to the applicable Issuing Bank in respect thereof have been made) and all LC Disbursements shall have been reimbursed” with the text “Termination Date”.

1.5 The introductory paragraph of VI of the Credit Agreement is hereby amended by replacing the text “Commitments have expired or terminated and the Obligations shall have been paid in full in cash (other than any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time) and all Letters of Credit have expired or terminated, in each case, without any pending draw (or arrangements otherwise reasonably satisfactory to the applicable Issuing Bank in respect thereof have been made), and all LC Disbursements shall have been reimbursed” with the text “Termination Date”.

1.6 Section 6.1(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(o) Indebtedness arising from one or more uncommitted letters of credit in an aggregate amount not to exceed $150,000,000; provided that no such Indebtedness referred to in this Section 6.1(o) shall extend longer than 364 days and, to the extent such indebtedness is pari passu or senior in payment or Lien priority, the issuer must be a Lender or an Affiliate of a Lender at the time any such letter of credit is issued (letters of credit issued pursuant to this clause (o), “Other Letters of Credit”);

1.7 Section 6.6 of the Credit Agreement is hereby amended by restating the proviso at the end of such section as follows:

provided that (a) the obligations under any such Swap Agreement may not be secured by any Liens on the assets of Parent, the General Partner, the Borrower and the Borrower’s Restricted Subsidiaries unless they are Specified Swap Agreement Obligations and (b) Specified Swap Agreement Obligations may not be secured on a pari-passu first priority basis with the Loans unless they are Specified Pari Passu Swap Obligations or are junior to the Loans in the “waterfall” provisions of Section 7.3.

1.8 The first paragraph of Section 6.10(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Collateral Vessel Maintenance Coverage. As of the last day of any fiscal quarter (each a “Collateral Vessel Maintenance Test Date”), commencing with the fiscal quarter ending on June 30, 2023, the Borrower shall not permit the Collateral Vessel Maintenance Value of the Collateral Vessel Maintenance Assets to be less than the greater of (i) $750,000,000 and (ii) 130% of the sum of (w) the Total Credit Exposure plus (x) the face amount of any Other Letter of Credit plus (y) the net mark to market termination value (if payable by the Borrower or its Restricted Subsidiaries, as applicable) of Specified Pari Passu Swap Obligations plus (z) the net mark to market termination value (if payable by the Borrower or its Restricted Subsidiaries, as applicable) of Specified Interest Swap Obligations, each determined as of the Collateral Vessel Maintenance Test Date (the “Collateral Vessel Maintenance Coverage Requirement”).

1.9 Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.3 Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Borrower or the Required Lenders:

(a) all payments received on account of the Obligations shall, subject to Section 2.21, be applied by the Administrative Agent as follows:

(i)
first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.3 and amounts pursuant to Section 2.13(c) payable to the Administrative Agent in its capacity as such);
(ii)
second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest, Letter of Credit fees, and Secured Other Letters of Credit Obligations) payable to the Lenders and the Issuing Banks (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Banks payable under Section 9.3) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;
(iii)
third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees, accrued and unpaid fees in respect of Other Letters of Credit constituting Secured Other Letters of Credit Obligations, charges and interest on the Loans, unreimbursed LC Disbursements and disbursements in respect of Other Letters of Credit constituting Secured Other Letters of Credit Obligations, and any fees, premiums and scheduled periodic payments (excluding, with respect to Specified Swap Agreements, mark-to-market, breakage, and termination payments) due under other Specified Cash Management Agreements or Specified Swap Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause (iii) payable to them;
(iv)
fourth, to payment of (A) that portion of the Obligations constituting unpaid principal of the Loans, (B) unpaid breakage, termination, mark-to-market or other similar payment obligations constituting Specified Pari Passu Swap Obligations, (C) unpaid obligations owing to a Specified Cash Management Provider under any Specified Cash Management Agreement (including unpaid obligations owing to a Secured Other LC Provider under any Other Letters of Credit or related Specified Cash Management Agreements, but excluding cash collateral obligations in respect of such Other Letters of Credit), and (D) to cash collateralize (i) that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrower pursuant to Section 2.6 or 2.21 and (ii) that portion of letter of credit exposure in respect of the undrawn amount of Secured Other Letters of Credit to the extent required to be cash collateralized by the Borrower under the applicable Specified Cash Management Agreements, as described in written notice from such Secured Other LC Provider to the Administrative Agent, and not otherwise cash collateralized by the Borrower, ratably among the Secured Parties in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (D) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks and Secured Other LC Providers to cash collateralize Obligations in respect of Letters of Credit and Secured Other Letters of Credit, (y) subject to Section 2.6 or 2.21, amounts used to cash collateralize the aggregate amount of Letters of Credit and Secured Other Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit and Secured Other Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit or Secured Other Letters of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section 7.3;
(v)
fifth, to the payment of that portion of the Obligations constituting unpaid breakage, termination, mark-to-market or other similar payments owing under Specified Swap Agreements (other than Specified Pari Passu Swap Obligations);
(vi)
sixth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent and the other Secured Parties based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and
(vii)
finally, the balance, if any, after all Obligations (other than contingent obligations for which no claim has been asserted) have been indefeasibly paid in full, to the Borrower or as otherwise required by law; and

(b) if any amount remains on deposit as cash collateral after all Secured Other Letters of Credit and Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth in clause (a) above.

Notwithstanding the foregoing, (i) no Lender or any Affiliate of a Lender shall have any additional voting rights under any Loan Document as a result of the existence of Obligations owed to it under any Specified Swap Agreement or any Specified Cash Management Agreement, and (ii) the Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Obligations under any Specified Swap Agreement or any Specified Cash Management Agreement unless the Administrative Agent has received written notice of the outstanding amount of such Obligations that are then due and payable from the applicable Secured Party (which, if not delivered within ten (10) Business Days following request by the Administrative Agent, may be assumed by the Administrative Agent to be zero). The benefit of the Collateral Documents and of the provisions of any other Loan Document relating to any Collateral and Guarantees securing the Obligations shall also extend to and be available to Lenders and their Affiliates holding Specified Swap Agreement Obligations and Specified Cash Management Providers holding Specified Cash Management Obligations on a pro rata basis (subject to the priorities set forth above). Each Lender, on behalf of itself and its Affiliates who provide Specified Swap Agreements, by accepting the benefits of the Collateral, hereby agrees that the Loan Parties may grant security interests, covering all rights of the Loan Parties under Specified Swap Agreements, to the Administrative Agent under the Collateral Documents to secure the Obligations, notwithstanding any restriction on such security interests under any such Specified Swap Agreement.

1.10 Section 8.2 of the Credit Agreement is hereby amended by adding the following text to the end thereof:

“Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, any Obligations arising under

Specified Cash Management Agreements or Specified Swap Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may reasonably request from the Borrower.”

1.11 Section 9.20(c) of the Credit Agreement is hereby amended by replacing the text “Commitments have expired or terminated and the Obligations shall have been paid in full in cash (other than any indemnification and other contingent obligations not then due and payable and as to which no claim has been made at such time) and all Letters of Credit have expired or terminated, in each case, without any pending draw (or arrangements otherwise reasonably satisfactory to the applicable Issuing Bank in respect thereof have been made), and all LC Disbursements shall have been reimbursed” with the text “Termination Date occurs”.

1.12 Section 9.22 of the Credit Agreement is hereby amended by adding new Sections 9.22(d), (e) and (f) at the end of such section to read in full as follows:

d)
For purposes of Sections 6.1 and 6.2, the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on the applicable Spot Rate, in the case of such Indebtedness incurred, committed (to the extent applicable) or made subject to any Lien, as applicable, on the date that such Indebtedness was incurred, committed, (to the extent applicable) or subject to the applicable Lien as applicable.
e)
For purposes of Sections 6.4, 6.5 and 6.7, the amount of any Investments, Dispositions and Restricted Payments, as applicable, denominated in any currency other than Dollars shall in each case be calculated based on the applicable Spot Rate at the time of determination relevant to determining permissibility under the applicable basket in such section.
f)
For purposes of Section 6.10, amounts denominated in any currency other than Dollars will be converted to Dollar Equivalents based on the applicable Spot Rates as of the last day of the relevant Test Period.

1.13 Annex II to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex II attached hereto.

1.14 The Exhibits to the Credit Agreement are hereby amended to add a new Exhibit I thereto in the form attached as Exhibit I to this Amendment.

SECTION 2. Amendment to Collateral Documents. Section 1.1(b) of the Guaranty and Collateral Agreement and Section 1.1(b) of the Parent Pledge Agreement are each hereby amended by amending and restating the definition of the term “Termination Date” in its entirety to read in full as follows:

“Termination Date” has the meaning assigned to such term in the Credit Agreement.

SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:

3.1 Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, Parent, the Administrative Agent and each of the Lenders.

3.2 Collateral Documents. The Borrower and the other Loan Parties shall have delivered to the Administrative Agent such other documents as the Administrative Agent reasonably requires.

SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

4.1 Accuracy of Representations and Warranties. Each representation and warranty of each Loan Party contained in the Loan Documents is true and correct in all material respects on and as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are already qualified by materiality or by reference to Material Adverse Effect, in which case, such representations and warranties (as so qualified) shall be true and correct in all respects).

4.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment (a) are within the Borrower’s organizational powers, (b) have been duly authorized by necessary organizational action by the Borrower, (c) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default under the Loan Documents, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (d) will not violate any applicable law, rule or regulation or the charter, by-laws or other organizational documents of Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority, (e) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries, and (f) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries (other than the Liens created by the Loan Documents).

4.3 Validity and Binding Effect. This Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4 Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to or immediately after giving effect to this Amendment.

SECTION 5. Miscellaneous.

5.1 No Implied Consent or Waiver; Reservation of Rights. This Amendment shall not be construed as a consent or departure from or a waiver of the terms and conditions of the Credit Agreement (including with respect to any and all existing or prospective Defaults, if any), except as expressly set forth herein. No failure or delay on the part of the Administrative Agent or any Lender to exercise any right or remedy under any Loan Document or applicable law (including in respect of any and all existing or prospective Defaults, if any) shall operate as a consent to or a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or future exercise of any right or remedy, all of which are cumulative and are expressly reserved.

5.2 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby ratifies and confirms the Liens securing the Indebtedness and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Indebtedness or the Liens securing payment and performance thereof.

5.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic transmission that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of Parent, the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, Parent, the Borrower and each Loan Party hereby (i) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, Parent, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of Parent, the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

5.5 COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

5.8 Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.9 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent, in each case, in accordance with (and as limited by) Section 9.3 of the Credit Agreement.

5.10 Loan Documents. The Borrower acknowledges and agrees that this Amendment is a Loan Document.

5.11 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

EXCELERATE ENERGY LIMITED PARTNERSHIP

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

PARENT:

EXCELERATE ENERGY INC.

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

GUARANTORS:

EXCELERATE ENERGY ASIA PACIFIC PTE. LTD.

By:	/s/ Steven Kobos
Name: Steven Kobos
Title: Director

EXCELERATE ENERGY BANGLADESH PCG LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY BANGLADESH TOPCO LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY DEVELOPMENT DMCC

By:	/s/ Steven Kobos
Name: Steven Kobos
Title: Director

EXCELERATE VESSEL HOLDING COMPANY, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

EXCELERATE ENERGY MARSHALL ISLANDS, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY FINLAND, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY

COMMERCIALIZADORA DE GAS NATURAL LTDA.

By: Excelerate Energy Limited Partnership, its sole shareholder

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY QFC LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY REGAS UAE, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

EXCELERATE ENERGY SERVICES, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY SOUTH AMERICA, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY S.R.L

By: Excelerate Energy Services, LLC, its majority member

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE ENERGY MIDDLE EAST, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE GLOBAL OPERATIONS LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership

EXCELERATE LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE LNG DEVELOPMENT UAE, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE NEW ENGLAND GP, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE NEW ENGLAND LATERAL, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE GAS MARKETING, LIMITED PARTNERSHIP

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE SHIP MANAGEMENT HOLDCO, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

EXCELERATE TECHNICAL MANAGEMENT BV

By:	/s/ David Liner
Name: David Liner
Title: Director

FSRU VESSEL (EXCELLENCE), LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELSIOR LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXEMPLAR LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE PHILIPPINES HOLDCO, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXPRESS LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

EXQUISITE SERVICES COMPANY, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

FLOATING SOLUTIONS, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

HADERA GATEWAY, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

LUZON LNG TERMINAL INC.

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Director

EXPEDIENT LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXPLORER LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

EXCELERATE ALBANIA HOLDING SH.P.K.

By:	/s/ Oliver Simpson
Name: Oliver Simpson
Title: Administrator

EXCELERATE FINLAND GAS MARKETING OY

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Director

FSRU VESSEL (EXCELSIOR) GP, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE VESSEL COMPANY LIMITED PARTNERSHIP

By: Excelerate Vessel Holding Company, LLC, its general partner

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE BRAZIL FSRU LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

NORTHEAST GATEWAY ENERGY BRIDGE LIMITED PARTNERSHIP

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE LNG DMCC

By:	/s/ Steven Kobos
Name: Steven Kobos
Title: Director

EXCELERATE ENERGY GERMANY, LLC

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

EXCELERATE SEQUOIA LIMITED PARTNERSHIP

By: Excelerate Brazil FSRU LLC, its general partner

By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

WELLS FARGO BANK, N.A.,

as Lender, Issuing Bank and Administrative Agent

By:	/s/ Michael Quigley
Name: Michael Quigley
Title: Vice President

[Signature Page to First Amendment— Excelerate Energy Limited Partnership]

DNB CAPITAL LLC,
as a Lender

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Andrew J. Shohet
Name: Andrew J. Shohet
Title: Senior Vice President

DNB BANK ASA, NEW YORK BRANCH

as Issuing Bank

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Andrew J. Shohet
Name: Andrew J. Shohet
Title: Senior Vice President

[Signature Page to First Amendment— Excelerate Energy Limited Partnership]

BARCLAYS BANK PLC, as

a Lender and Issuing Bank

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to First Amendment— Excelerate Energy Limited Partnership]

MORGAN STANLEY BANK, N.A.,

as a Lender [and Issuing Bank]

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Authorized Signatory

[Signature Page to First Amendment – Excelerate Energy Limited Partnership]

SUMITOMO MITSUI BANKING CORPORATION,

as a Lender and Issuing Bank

By:	/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Director

[Signature Page to First Amendment – Excelerate Energy Limited Partnership]

BNP PARIBAS,

as a Lender

By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

By:	/s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

[Signature Page to First Amendment – Excelerate Energy Limited Partnership]

CREDIT AGRICOLE CORPORATION AND

INVESTMENT BANK,

as a Lender and Issuing Bank

By:	/s/ Yannich LeGourieres
Name: Yannich LeGourieres
Title: Managing Director

By:	/s/ Alex Foley
Name: Alex Foley
Title: Vice President

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

NORDEA BANK ABP, New York Branch

as a Lender

By:	/s/ Erik Havnvik
Name: Erik Havnvik
Title: Vice President

By:	/s/ Anna C. Ribe
Name: Anna C. Ribe
Title: Associate

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]

FIRST FINANCIAL BANK,

as a Lender

By:	/s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Managing Director

[Signature Page to First Amendment — Excelerate Energy Limited Partnership]